UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004
                                                  (October 28, 2004)

                      BF ACQUISITION GROUP II, INC.
.......................................................................
          (Exact name of registrant as specified in its charter)

Florida                        0-26845            65-0913583
.......................................................................
(State or other jurisdiction  (Commission        (IRS Employer
     of incorporation)        File Number)     Identification No.)

2501 Turk Boulevard San Francisco, California          94118
.......................................................................
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (415) 831-1974

.......................................................................
(Former name or former address, if changed since last report)


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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

         On October 28, 2004, the registrant dismissed De Leon & Company, P.A., certified public accountants and consultants ("De Leon") as the registrant's independent certified public accountants. The decision to change accountants was approved by the registrant's board of directors.

         The issued reports did not contain any adverse opinion, disclaimer or opinion, or modification as to uncertainty, audit scope or accounting principles; except that, such reports contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the registrant's ability to continue as a going concern. From April 6, 2004 through October 27, 2004, there were no disagreements between the registrant and De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During the period of their auditing work, and from the date of their last audit report to the date of dismissal and termination of the engagement of De Leon, there were no disagreements with De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to De Leon's satisfaction, would have caused De Leon to make reference thereto in connection with, their reports on financial statements for the periods ended April 30, 2001, 2002, 2003 and 2004.

De Leon has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating whether or not De Leon agrees with the statements made by the registrant herein. A copy of such letter, dated October 29, 2004, is attached as an exhibit to this report.

(b) New independent accountants.

On October 28, 2004, the registrant engaged Cogen Sklar LLP as its new independent accountants for its fiscal years ending April 30, 2005, and for the review of its quarterly information for the remaining quarters ended during such fiscal year ending April 30, 2005. The registrant's board of directors approved this engagement. In the registrant's two most recent fiscal years and any subsequent interim period to the date hereof, neither the registrant, nor anyone on behalf of the registrant, has consulted with Cogen Sklar LLP regarding either:



(i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither written nor oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or


(ii) any matter that was the subject of a "disagreement," or "event" as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


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Item 9.01  Financial Statements and Exhibits.

  (c)     16.1 Letter from De Leon to the Commission dated October 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ACQUISITION GROUP II, INC.


By:/s/ William R. Colucci
   ------------------------------
   William R. Colucci
   President

Dated: October 29, 2004


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